Long-term Investments - Schedule of Equity Investments without Readily Determinable Fair Value (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Schedule Of Investments [Abstract]
Initial cost basis	¥ 2,654,055	$ 406,752	¥ 1,797,421
Cumulative unrealized gains	235,258	36,055	196,663
Cumulative unrealized losses (including impairment)	(247,468)	(37,926)	(181,274)
Total carrying amount	¥ 2,641,845	$ 404,881	¥ 1,812,810